DERIVED INFORMATION [11/28/05]

[$778,800,000]

Senior, Mezzanine & Subordinate Bonds Offered

(Approximate)

[$792,800,100]

Total Certificates Offered & Non-Offered

Home Equity Pass-Through Certificates, Series 2006-1

Credit Suisse First Boston Mortgage Securities Corp.

 Depositor

[TBD]

Trustee

The information contained in the attached materials is referred to as the “Information”.

The Information has been provided by Credit Suisse First Boston. Neither the Issuer of the certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the Information herein. The Information contained herein is preliminary and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission.

The Information contained herein will be superseded by the description of the mortgage pool contained in the prospectus supplement relating to the certificates.

The Information addresses only certain aspects of the applicable certificate’s characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all structural characteristics of the certificate. The assumptions underlying the Information, including structure and collateral, may be modified from time to time to reflect changed circumstances.

Although a registration statement (including the prospectus) relating to the certificates discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the certificates discussed in this communication has not been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any offer or sale of the certificates discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the certificates discussed in this communication for definitive Information on any matter discussed in this communication. Any investment decision should be based only on the data in the prospectus and the prospectus supplement (“Offering Documents”) and the then current version of the Information. Offering Documents contain data that is current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Credit Suisse First Boston Trading Desk at (212)

538-8373.

Statistical Collateral Summary – Aggregate Collateral

All information on the Mortgage Loans is approximate, includes a portion of the prefunding, and is based off of rolled scheduled balances as of the 12/01/05 cutoff date. Approximately 29.9% of the mortgage loans do not provide for any payments of principal in the first two, three, five or ten years following origination. The final numbers will be found in the prospectus supplement. Thirty-day delinquencies and sixty-day delinquencies will represent less than 1.5% and 0.5% of the Mortgage Loans, respectively. The Original Loan-to-Value (OLTV) ratio displayed in the tables below employs the Combined Loan-to-Value (CLTV) ratio in the case of second liens.

Statistical Collateral Summary – Group 1 Collateral

All information on the Mortgage Loans is approximate, includes a portion of the prefunding, and is based off of rolled scheduled balances as of the 12/01/05 cutoff date. Approximately 26.4% of the mortgage loans do not provide for any payments of principal in the first two, three, five or ten years following origination. The final numbers will be found in the prospectus supplement. Thirty-day delinquencies and sixty-day delinquencies will represent less than 1.5% and 0.5% of the Mortgage Loans, respectively. The Original Loan-to-Value (OLTV) ratio displayed in the tables below employs the Combined Loan-to-Value (CLTV) ratio in the case of second liens.

Counterparty			Collateral Info	Group 1	TOTAL	GWAC	AGG ARM UPB	ARM %	AGG FIX UPB	FIX %
Underwriter	Credit Suisse First Boston, LLC.		Gross WAC	7.33%	7.31%	0 - 4.5
Issuer	Home Equity Asset Trust 2006-1		WA CLTV	83.4%	84.2%	4.5 - 5	950,878	0.1%	-	0.00%
Depositor	CSFB Mtg Sec Corp		CLTV >80%	55.4%	58.1%	5 - 5.5	8,619,322	1.1%	722,381	0.10%
Seller	DLJ Mtg Capital, Inc.		CLTV >90%	28.2%	30.7%	5.5 - 6	65,811,972	8.5%	8,675,776	1.10%
Aggregator	DLJ Mtg Capital, Inc.		CLTV >95%	20.6%	24.7%	6 - 6.5	89,289,319	11.5%	9,786,816	1.30%
Rep Provider	DLJ Mtg Capital, Inc.		LB <$50,000	4.1%	2.8%	6.5 - 7	174,980,602	22.6%	21,032,547	2.70%
Master Servicer	N/A		LB $50k - $100k	12.7%	9.8%	7 - 7.5	103,958,997	13.4%	11,940,385	1.50%
Trustee	US Bank, NA		LB $100k - $150k	20.1%	15.1%	7.5 - 8	112,239,222	14.5%	12,749,077	1.60%
MI Provider	N/A		WA FICO	621	621	8 - 8.5	41,279,456	5.3%	5,166,048	0.70%
Monoline	N/A		<560 FICO	12.0%	11.7%	8.5 - 9	36,872,333	4.8%	3,940,557	0.50%
Credit Manager	MurrayHill		560 - 600 FICO	21.6%	23.3%	9 - 9.5	15,873,782	2.0%	1,859,390	0.20%
Federal Tax Status	REMIC		SF / TH / PUD	88.0%	89.6%	9.5 - 10	10,750,313	1.4%	6,571,310	0.80%
			2-4 Family	7.0%	5.5%	10 - 10.5	4,539,759	0.6%	5,248,585	0.70%
Originators	Group (%)	Total (%)	Condo	5.0%	4.8%	10.5 - 11	2,737,931	0.4%	5,472,013	0.70%
To Follow			Manufactured Housing (MH)	0.0%	0.1%	11 - 11.5	706,152	0.1%	5,056,875	0.70%
			Other	0.0%	0.0%	11.5 - 12	448,473	0.1%	5,786,613	0.70%
			Primary	94.4%	95.0%	12 - 12.5	577,920	0.1%	1,246,468	0.20%
			Second	0.4%	0.3%	12.5 - 13	-	0.0%	246,986	0.00%
			Investment	5.3%	4.7%	13 - 13.5	-	0.0%	23,030	0.00%
Servicers	Group (%)	Total (%)	Full / Alt	77.7%	73.4%	13.5 - 14	-	0.0%	35,230	0.00%
Wells Fargo		approx 75.0	Stated / Limited	22.2%	26.5%	14 - 14.5	45,100	0.0%	-	0.00%
Select Portfolio Servicing		approx 25.0	NINA	0.1%	0.1%	14.5 +
			1st Lien	96.7%	96.5%
			2nd Lien	3.3%	3.5%	Ratings
			State 1	CA	CA	Moody's Rating	Aaa
			%	15.2%	23.9%	S&P Rating	AAA
FICO	AGG UPB	AGG %	State 2	FL	FL	Fitch Rating	AAA
< 500	525,944	0.1%	%	11.6%	10.8%	DBRS Rating	---
500 - 519	17,007,113	2.2%	State 3	MD	MD
520 - 539	32,305,364	4.2%	%	6.3%	5.4%	Credit Enhancement
540 - 559	40,723,527	5.3%	State 4	IL	IL	Subordination (not including OC)		[20.40%]	**
560 - 579	78,826,417	10.2%	%	5.4%	4.6%	Prefund OC (%)
580 - 599	94,763,735	12.2%	State 5	AZ	NJ	Initial Target OC (%) ** Upfront **		[ 0.90%]	**
600 - 619	123,115,400	15.9%	%	4.5%	4.4%	Stepdown OC (%)
620 - 639	115,470,471	14.9%	ARM / HYB	86.3%	86.4%	Stepdown Date		1/25/2008
640 - 659	104,028,534	13.4%	Fixed	13.7%	13.6%	Excess Interest (12m Avg, Fwd Libor)		To Follow
660 - 679	71,693,342	9.2%	Purchase	23.9%	32.8%	** Initial hard credit suppport to the AAA class is 21.30%
680 - 699	37,115,084	4.8%	Refi-RT	6.3%	4.2%	Notes
700 - 719	22,725,349	2.9%	Refi-CO	69.9%	62.9%	All non-dollar amount numbers should be formatted as percentages
720 - 739	15,073,136	1.9%	Size	$313,555,510	$775,241,618	Any 'Group' column refers to the collateral group that backs Freddie's class
740 - 759	10,220,833	1.3%	AVG Balance	$133,884	$165,403	Any Total' column refers to all collateral in the deal that is crossed with Freddie's (in almost all case, the total pool)
760 - 779	6,971,490	0.9%	Loan Count	2,342	4,687	For originators and servicers, the percentages should show what percentage any given servicer or originator is in relation to the others for both Freddie's group and for the total pool.
780 - 799	2,854,944	0.4%	Interest Only (IO)	26.4%	29.9%	The FICO and GWAC tables should be based on The Total pool.
800 plus	1,820,936	0.2%	Negative Amortization	0.0%	0.0%	LB is current loan balance

Statistical Collateral Summary – Aggregate Collateral

All information on the Mortgage Loans is approximate, includes a portion of the prefunding, and is based off of rolled scheduled balances as of the 12/01/05 cutoff date. Approximately 29.9% of the mortgage loans do not provide for any payments of principal in the first two, three, five or ten years following origination. The final numbers will be found in the prospectus supplement. Thirty-day delinquencies and sixty-day delinquencies will represent less than 1.5% and 0.5% of the Mortgage Loans, respectively. The Original Loan-to-Value (OLTV) ratio displayed in the tables below employs the Combined Loan-to-Value (CLTV) ratio in the case of second liens.

Fixed Full Doc		Combined LTV								Amortizing ARM Not Full Doc		Combined LTV
		0% - 60%	60.1% - 70%	70.1% - 75%	75.1% - 79%	79.1% - 80%	80.1% - 90%	90.1% - 95%	95.1% - 100%			0% - 60%	60.1% - 70%	70.1% - 75%	75.1% - 79%	79.1% - 80%	80.1% - 90%	90.1% - 95%	95.1% - 100%
FICO Range	Less than 560	0.15%	0.06%	0.09%	0.00%	0.22%	0.04%	0.00%	0.00%	FICO Range	Less than 560	0.57%	0.59%	0.43%	0.14%	1.06%	0.31%	0.06%	0.00%
	560 - 599	0.25%	0.32%	0.40%	0.03%	0.29%	0.56%	0.12%	0.68%		560 - 599	0.11%	0.29%	0.40%	0.16%	0.74%	0.72%	0.00%	0.17%
	600 - 619	0.14%	0.20%	0.09%	0.02%	0.14%	0.37%	0.06%	0.47%		600 - 619	0.23%	0.30%	0.22%	0.06%	0.35%	0.53%	0.00%	0.52%
	620 - 659	0.38%	0.47%	0.13%	0.10%	0.49%	1.01%	0.33%	1.09%		620 - 659	0.23%	0.17%	0.21%	0.07%	0.74%	1.06%	0.17%	1.34%
	660 - 699	0.14%	0.27%	0.23%	0.22%	0.19%	0.52%	0.10%	0.48%		660 - 699	0.01%	0.08%	0.11%	0.16%	0.23%	0.35%	0.02%	0.64%
	700 - 740	0.11%	0.05%	0.08%	0.01%	0.04%	0.21%	0.01%	0.20%		700 - 740	0.06%	0.06%	0.00%	0.00%	0.13%	0.00%	0.02%	0.23%
	740 +	0.14%	0.10%	0.00%	0.03%	0.00%	0.08%	0.00%	0.16%		740 +	0.00%	0.00%	0.03%	0.00%	0.04%	0.00%	0.02%	0.13%

Fixed Not Full Doc		Combined LTV								Non-Amortizing ARM Full Doc		Combined LTV
		0% - 60%	60.1% - 70%	70.1% - 75%	75.1% - 79%	79.1% - 80%	80.1% - 90%	90.1% - 95%	95.1% - 100%			0% - 60%	60.1% - 70%	70.1% - 75%	75.1% - 79%	79.1% - 80%	80.1% - 90%	90.1% - 95%	95.1% - 100%
FICO Range	Less than 560	0.01%	0.00%	0.00%	0.03%	0.00%	0.00%	0.00%	0.00%	FICO Range	Less than 560	0.00%	0.00%	0.03%	0.00%	0.00%	0.00%	0.00%	0.00%
	560 - 599	0.10%	0.03%	0.03%	0.00%	0.03%	0.06%	0.00%	0.04%		560 - 599	0.05%	0.28%	0.19%	0.06%	0.38%	1.00%	0.14%	0.59%
	600 - 619	0.09%	0.00%	0.02%	0.04%	0.05%	0.00%	0.00%	0.04%		600 - 619	0.07%	0.16%	0.05%	0.25%	0.57%	1.20%	0.27%	1.41%
	620 - 659	0.06%	0.04%	0.07%	0.00%	0.08%	0.16%	0.00%	0.21%		620 - 659	0.19%	0.20%	0.54%	0.17%	0.64%	1.99%	0.80%	2.16%
	660 - 699	0.04%	0.03%	0.00%	0.02%	0.00%	0.11%	0.00%	0.14%		660 - 699	0.04%	0.21%	0.15%	0.06%	0.28%	0.50%	0.47%	1.42%
	700 - 740	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.01%	0.04%		700 - 740	0.02%	0.00%	0.02%	0.00%	0.14%	0.23%	0.09%	0.81%
	740 +	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.01%		740 +	0.02%	0.09%	0.05%	0.00%	0.12%	0.06%	0.06%	0.49%

Amortizing ARM Full Doc		Combined LTV								Non-Amortizing ARM Not Full Doc		Combined LTV
		0% - 60%	60.1% - 70%	70.1% - 75%	75.1% - 79%	79.1% - 80%	80.1% - 90%	90.1% - 95%	95.1% - 100%			0% - 60%	60.1% - 70%	70.1% - 75%	75.1% - 79%	79.1% - 80%	80.1% - 90%	90.1% - 95%	95.1% - 100%
FICO Range	Less than 560	0.95%	2.17%	1.30%	0.26%	1.92%	1.75%	0.07%	0.05%	FICO Range	Less than 560	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%
	560 - 599	0.97%	1.80%	1.09%	0.71%	2.17%	5.88%	0.40%	1.02%		560 - 599	0.02%	0.14%	0.05%	0.03%	0.14%	0.10%	0.00%	0.02%
	600 - 619	0.25%	0.49%	0.33%	0.29%	0.83%	2.10%	0.43%	1.82%		600 - 619	0.01%	0.07%	0.04%	0.04%	0.06%	0.37%	0.00%	0.34%
	620 - 659	0.31%	0.79%	0.50%	0.11%	0.94%	2.99%	1.03%	2.37%		620 - 659	0.11%	0.35%	0.26%	0.17%	0.43%	0.83%	0.16%	2.05%
	660 - 699	0.16%	0.10%	0.12%	0.10%	0.33%	0.91%	0.65%	0.55%		660 - 699	0.04%	0.06%	0.30%	0.00%	0.47%	0.58%	0.18%	1.62%
	700 - 740	0.00%	0.12%	0.07%	0.03%	0.04%	0.33%	0.17%	0.28%		700 - 740	0.00%	0.00%	0.12%	0.00%	0.02%	0.22%	0.16%	0.72%
	740 +	0.00%	0.04%	0.06%	0.00%	0.09%	0.17%	0.02%	0.22%		740 +	0.01%	0.04%	0.00%	0.04%	0.10%	0.07%	0.03%	0.16%

1. We would expect up to six FICO/CLTV grids on every deal, grouped by product and documentation standard:															Should equal 100% ---->			100%
2. Combined LTV = First Lien + Second + Silent Second
3. Use CLTV for securitized second liens (e.g., 100% CLTV on an 80/20 second lien, not 20%)															79.1 - 80% CLTV (%)		14.49%
4. Approximate loan population fine															GT 80% CLTV (%)		58.11%
5. Each cell would be populated by percentage of pool that shares Freddie Mac sub protection, (not the loan group Freddie Mac purchasing)
6. The sum of all six FICO/CLTV grids should sum to 100% (i.e., each should not sum to 100%, unless only one applies)

Statistical Collateral Summary – Group 1 Collateral

All information on the Mortgage Loans is approximate, includes a portion of the prefunding, and is based off of rolled scheduled balances as of the 12/01/05 cutoff date. Approximately 26.4% of the mortgage loans do not provide for any payments of principal in the first two, three, five or ten years following origination. The final numbers will be found in the prospectus supplement. Thirty-day delinquencies and sixty-day delinquencies will represent less than 1.5% and 0.5% of the Mortgage Loans, respectively. The Original Loan-to-Value (OLTV) ratio displayed in the tables below employs the Combined Loan-to-Value (CLTV) ratio in the case of second liens.

Fixed Full Doc		Combined LTV								Amortizing ARM Not Full Doc		Combined LTV
		0% - 60%	60.1% - 70%	70.1% - 75%	75.1% - 79%	79.1% - 80%	80.1% - 90%	90.1% - 95%	95.1% - 100%			0% - 60%	60.1% - 70%	70.1% - 75%	75.1% - 79%	79.1% - 80%	80.1% - 90%	90.1% - 95%	95.1% - 100%
FICO Range	Less than 560	0.00%	0.13%	0.17%	0.00%	0.18%	0.00%	0.00%	0.00%	FICO Range	Less than 560	0.03%	0.93%	0.53%	0.16%	0.97%	0.34%	0.07%	0.00%
	560 - 599	0.00%	0.71%	0.15%	0.03%	0.14%	0.27%	0.16%	0.73%		560 - 599	0.06%	0.54%	0.16%	0.00%	0.60%	0.78%	0.00%	0.20%
	600 - 619	0.00%	0.38%	0.13%	0.06%	0.07%	0.26%	0.06%	0.53%		600 - 619	0.06%	0.15%	0.29%	0.16%	0.46%	0.23%	0.00%	0.31%
	620 - 659	0.23%	0.84%	0.25%	0.25%	0.37%	1.05%	0.42%	1.04%		620 - 659	0.27%	0.41%	0.23%	0.18%	0.80%	0.97%	0.08%	1.46%
	660 - 699	0.09%	0.27%	0.09%	0.42%	0.07%	0.55%	0.12%	0.59%		660 - 699	0.02%	0.07%	0.11%	0.14%	0.46%	0.22%	0.06%	0.33%
	700 - 740	0.11%	0.04%	0.06%	0.03%	0.10%	0.14%	0.00%	0.17%		700 - 740	0.14%	0.00%	0.00%	0.00%	0.04%	0.00%	0.04%	0.27%
	740 +	0.35%	0.06%	0.00%	0.06%	0.00%	0.07%	0.00%	0.08%		740 +	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.06%	0.10%

Fixed Not Full Doc		Combined LTV								Non-Amortizing ARM Full Doc		Combined LTV
		0% - 60%	60.1% - 70%	70.1% - 75%	75.1% - 79%	79.1% - 80%	80.1% - 90%	90.1% - 95%	95.1% - 100%			0% - 60%	60.1% - 70%	70.1% - 75%	75.1% - 79%	79.1% - 80%	80.1% - 90%	90.1% - 95%	95.1% - 100%
FICO Range	Less than 560	0.00%	0.00%	0.00%	0.08%	0.00%	0.00%	0.00%	0.00%	FICO Range	Less than 560	0.00%	0.00%	0.07%	0.00%	0.00%	0.00%	0.00%	0.00%
	560 - 599	0.11%	0.05%	0.00%	0.00%	0.00%	0.14%	0.00%	0.04%		560 - 599	0.11%	0.53%	0.46%	0.14%	0.33%	1.59%	0.00%	0.60%
	600 - 619	0.00%	0.00%	0.00%	0.00%	0.11%	0.00%	0.01%	0.03%		600 - 619	0.16%	0.29%	0.00%	0.04%	0.41%	1.64%	0.14%	0.99%
	620 - 659	0.07%	0.09%	0.00%	0.00%	0.07%	0.21%	0.01%	0.12%		620 - 659	0.06%	0.33%	0.34%	0.26%	0.62%	2.04%	1.07%	1.68%
	660 - 699	0.09%	0.07%	0.00%	0.05%	0.00%	0.14%	0.01%	0.07%		660 - 699	0.09%	0.18%	0.20%	0.16%	0.35%	0.60%	0.52%	0.94%
	700 - 740	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.01%	0.00%		700 - 740	0.05%	0.00%	0.05%	0.00%	0.14%	0.32%	0.00%	0.68%
	740 +	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.02%		740 +	0.04%	0.00%	0.00%	0.00%	0.08%	0.05%	0.15%	0.35%

Amortizing ARM Full Doc		Combined LTV								Non-Amortizing ARM Not Full Doc		Combined LTV
		0% - 60%	60.1% - 70%	70.1% - 75%	75.1% - 79%	79.1% - 80%	80.1% - 90%	90.1% - 95%	95.1% - 100%			0% - 60%	60.1% - 70%	70.1% - 75%	75.1% - 79%	79.1% - 80%	80.1% - 90%	90.1% - 95%	95.1% - 100%
FICO Range	Less than 560	0.14%	3.21%	1.24%	0.32%	2.20%	1.50%	0.14%	0.05%	FICO Range	Less than 560	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%
	560 - 599	0.68%	3.03%	0.50%	0.33%	1.04%	4.50%	0.62%	1.15%		560 - 599	0.05%	0.35%	0.11%	0.07%	0.00%	0.04%	0.00%	0.00%
	600 - 619	0.20%	0.84%	0.61%	0.60%	0.66%	2.21%	0.56%	2.05%		600 - 619	0.03%	0.04%	0.09%	0.11%	0.11%	0.09%	0.00%	0.29%
	620 - 659	0.39%	1.43%	0.92%	0.11%	0.97%	3.45%	1.84%	2.98%		620 - 659	0.27%	0.43%	0.24%	0.14%	0.38%	0.93%	0.00%	0.90%
	660 - 699	0.26%	0.22%	0.13%	0.13%	0.40%	1.22%	1.05%	0.68%		660 - 699	0.11%	0.11%	0.28%	0.00%	0.41%	0.61%	0.00%	0.32%
	700 - 740	0.00%	0.05%	0.02%	0.07%	0.10%	0.47%	0.19%	0.57%		700 - 740	0.00%	0.00%	0.00%	0.00%	0.05%	0.12%	0.10%	0.05%
	740 +	0.00%	0.05%	0.01%	0.00%	0.05%	0.38%	0.06%	0.19%		740 +	0.03%	0.10%	0.00%	0.09%	0.00%	0.08%	0.08%	0.00%

1. We would expect up to six FICO/CLTV grids on every deal, grouped by product and documentation standard:															Should equal 100% ---->			100%
2. Combined LTV = First Lien + Second + Silent Second
3. Use CLTV for securitized second liens (e.g., 100% CLTV on an 80/20 second lien, not 20%)															79.1 - 80% CLTV (%)		12.74%
4. Approximate loan population fine															GT 80% CLTV (%)		55.40%
5. Each cell would be populated by percentage of pool that shares Freddie Mac sub protection, (not the loan group Freddie Mac purchasing)
6. The sum of all six FICO/CLTV grids should sum to 100% (i.e., each should not sum to 100%, unless only one applies)

Statistical Collateral Summary – Group 1 Collateral

All information on the Mortgage Loans is approximate, includes a portion of the prefunding, and is based off of rolled scheduled balances as of the 12/01/05 cutoff date. Approximately 26.4% of the mortgage loans do not provide for any payments of principal in the first two, three, five or ten years following origination. The final numbers will be found in the prospectus supplement. Thirty-day delinquencies and sixty-day delinquencies will represent less than 1.5% and 0.5% of the Mortgage Loans, respectively. The Original Loan-to-Value (OLTV) ratio displayed in the tables below employs the Combined Loan-to-Value (CLTV) ratio in the case of second liens.

Fixed 1st Full Doc		Combined LTV								Fixed 2nd Full Doc		Combined LTV
		0% - 60%	60.1% - 70%	70.1% - 75%	75.1% - 79%	79.1% - 80%	80.1% - 90%	90.1% - 95%	95.1% - 100%			0% - 60%	60.1% - 70%	70.1% - 75%	75.1% - 79%	79.1% - 80%	80.1% - 90%	90.1% - 95%	95.1% - 100%
FICO Range	Less than 560	0.00%	0.97%	1.27%	0.00%	1.32%	0.00%	0.00%	0.00%	FICO Range	Less than 560	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%
	560 - 599	0.00%	5.15%	1.08%	0.22%	1.05%	1.99%	0.47%	0.00%		560 - 599	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.70%	5.31%
	600 - 619	0.00%	2.79%	0.98%	0.44%	0.52%	1.85%	0.00%	0.19%		600 - 619	0.00%	0.00%	0.00%	0.00%	0.00%	0.04%	0.43%	3.71%
	620 - 659	1.65%	6.14%	1.83%	1.83%	2.74%	7.50%	2.54%	0.71%		620 - 659	0.00%	0.00%	0.00%	0.00%	0.00%	0.13%	0.53%	6.87%
	660 - 699	0.69%	1.97%	0.64%	3.07%	0.50%	3.98%	0.54%	1.53%		660 - 699	0.00%	0.00%	0.00%	0.00%	0.00%	0.07%	0.34%	2.76%
	700 - 740	0.80%	0.26%	0.43%	0.23%	0.70%	0.96%	0.00%	0.40%		700 - 740	0.00%	0.00%	0.00%	0.00%	0.00%	0.06%	0.00%	0.83%
	740 +	2.53%	0.45%	0.00%	0.47%	0.00%	0.47%	0.00%	0.30%		740 +	0.00%	0.00%	0.00%	0.00%	0.00%	0.06%	0.00%	0.29%

Fixed 1st Not Full Doc		Combined LTV								Fixed 2nd Not Full Doc		Combined LTV
		0% - 60%	60.1% - 70%	70.1% - 75%	75.1% - 79%	79.1% - 80%	80.1% - 90%	90.1% - 95%	95.1% - 100%			0% - 60%	60.1% - 70%	70.1% - 75%	75.1% - 79%	79.1% - 80%	80.1% - 90%	90.1% - 95%	95.1% - 100%
FICO Range	Less than 560	0.00%	0.00%	0.00%	0.61%	0.00%	0.00%	0.00%	0.00%	FICO Range	Less than 560	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%
	560 - 599	0.80%	0.35%	0.00%	0.00%	0.00%	1.00%	0.00%	0.00%		560 - 599	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.29%
	600 - 619	0.00%	0.00%	0.00%	0.00%	0.83%	0.00%	0.00%	0.00%		600 - 619	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.06%	0.25%
	620 - 659	0.52%	0.63%	0.00%	0.00%	0.48%	1.52%	0.00%	0.00%		620 - 659	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.07%	0.89%
	660 - 699	0.68%	0.54%	0.00%	0.39%	0.00%	1.04%	0.00%	0.00%		660 - 699	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.05%	0.53%
	700 - 740	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%		700 - 740	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.07%	0.00%
	740 +	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%		740 +	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.12%

1. We would expect up to four FICO/CLTV grids on every deal, grouped by product and documentation standard:															Should equal 100% ---->			100.0%
2. Combined LTV = First Lien + Second + Silent Second
3. Use CLTV for securitized second liens (e.g., 100% CLTV on an 80/20 second lien, not 20%)															79.1 - 80% CLTV (%)		8.14%
4. Approximate loan population fine															GT 80% CLTV (%)		51.45%
5. Each cell would be populated by percentage of pool that shares Freddie Mac sub protection, (not the loan group Freddie Mac purchasing)
6. The sum of all four FICO/CLTV grids should sum to 100% (i.e., each should not sum to 100%, unless only one applies)

Aggregate
WA Initial Cap (%)	2.84
WA Periodic Cap (%)	1.14
WA Max Rate (%)	13.26
WA Months To Reset	24

Group 1
WA Initial Cap G1 (%)	2.84
WA Periodic Cap G1 (%)	1.12
WA Max Rate G1 (%)	13.28
WA Months To Reset G1	24

Statistical Collateral Summary – Aggregate Collateral

All information on the Mortgage Loans is approximate, includes a portion of the prefunding, and is based off of rolled scheduled balances as of the 12/01/05 cutoff date. Approximately 29.9% of the mortgage loans do not provide for any payments of principal in the first two, three, five or ten years following origination. The final numbers will be found in the prospectus supplement. Thirty-day delinquencies and sixty-day delinquencies will represent less than 1.5% and 0.5% of the Mortgage Loans, respectively. The Original Loan-to-Value (OLTV) ratio displayed in the tables below employs the Combined Loan-to-Value (CLTV) ratio in the case of second liens.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Aggregrate - Current Rate (%)	Loans	Balance	Balance	%	%	FICO
4.51 - 5.00	4	1,150,397	0.1	4.95	67.8	654
5.01 - 5.50	48	13,463,924	1.7	5.38	72.8	674
5.51 - 6.00	265	72,744,644	9.4	5.84	75.0	653
6.01 - 6.50	501	123,151,695	15.9	6.34	77.2	641
6.51 - 7.00	818	177,811,573	22.9	6.82	79.8	632
7.01 - 7.50	692	129,050,995	16.6	7.30	80.5	619
7.51 - 8.00	661	106,141,494	13.7	7.79	83.0	607
8.01 - 8.50	342	51,237,611	6.6	8.29	81.6	588
8.51 - 9.00	282	34,532,061	4.5	8.77	80.8	572
9.01 - 9.50	158	18,068,280	2.3	9.27	79.3	563
9.51 - 10.00	243	16,877,360	2.2	9.80	85.1	600
10.01 - 10.50	158	9,819,908	1.3	10.31	88.8	587
10.51 - 11.00	164	7,671,937	1.0	10.78	91.3	604
11.01 - 11.50	153	5,863,278	0.8	11.30	95.4	600
11.51 - 12.00	172	6,307,077	0.8	11.79	96.2	587
12.01 - 12.50	17	999,037	0.1	12.20	76.9	567
12.51 - 13.00	6	246,986	0.0	12.79	72.1	589
13.01 - 13.50	1	23,030	0.0	13.01	60.0	583
13.51 - 14.00	1	35,230	0.0	13.90	72.0	489
14.01 - 14.50	1	45,100	0.0	14.19	60.0	636
Total:	4,687	775,241,618	100.0	7.31	80.1	621

Aggregrate -Current Rate		Total	%		WA
ARM	No of	Scheduled	Scheduled	WAC	OLTV*	WA
(%)	Loans	Balance	Balance	%	%	FICO
4.51 - 5.00	4	1,150,397	0.2	4.95	67.8	654
5.01 - 5.50	44	12,393,309	1.9	5.39	74.2	668
5.51 - 6.00	240	64,417,102	9.6	5.83	76.0	649
6.01 - 6.50	440	109,858,713	16.4	6.34	77.9	639
6.51 - 7.00	720	159,255,872	23.8	6.82	80.4	631
7.01 - 7.50	604	115,781,940	17.3	7.29	81.2	619
7.51 - 8.00	570	95,424,150	14.2	7.79	83.1	605
8.01 - 8.50	287	45,343,253	6.8	8.29	81.4	586
8.51 - 9.00	243	31,383,950	4.7	8.77	80.8	570
9.01 - 9.50	126	16,094,034	2.4	9.27	79.1	560
9.51 - 10.00	94	9,721,565	1.5	9.79	76.9	544
10.01 - 10.50	52	4,680,198	0.7	10.28	80.7	543
10.51 - 11.00	27	2,399,401	0.4	10.74	77.0	543
11.01 - 11.50	12	813,783	0.1	11.32	75.5	529
11.51 - 12.00	6	340,842	0.1	11.66	73.5	530
12.01 - 12.50	5	577,920	0.1	12.14	69.1	528
14.01 - 14.50	1	45,100	0.0	14.19	60.0	636
Total:	3,475	669,681,530	100.0	7.18	79.9	619

Aggregrate -Current Rate		Total	%		WA
Fixed	No of	Scheduled	Scheduled	WAC	OLTV*	WA
(%)	Loans	Balance	Balance	%	%	FICO
5.01 - 5.50	4	1,070,616	1.0	5.36	56.7	746
5.51 - 6.00	25	8,327,542	7.9	5.88	67.3	687
6.01 - 6.50	61	13,292,981	12.6	6.34	71.6	659
6.51 - 7.00	98	18,555,700	17.6	6.85	75.2	636
7.01 - 7.50	88	13,269,055	12.6	7.31	74.8	624
7.51 - 8.00	91	10,717,344	10.2	7.79	81.8	625
8.01 - 8.50	55	5,894,358	5.6	8.32	83.0	603
8.51 - 9.00	39	3,148,111	3.0	8.79	80.3	592
9.01 - 9.50	32	1,974,246	1.9	9.31	81.5	590
9.51 - 10.00	149	7,155,795	6.8	9.80	96.2	676
10.01 - 10.50	106	5,139,711	4.9	10.33	96.2	628
10.51 - 11.00	137	5,272,536	5.0	10.80	97.8	631
11.01 - 11.50	141	5,049,495	4.8	11.30	98.6	611
11.51 - 12.00	166	5,966,235	5.7	11.79	97.5	591
12.01 - 12.50	12	421,117	0.4	12.29	87.7	622
12.51 - 13.00	6	246,986	0.2	12.79	72.1	589
13.01 - 13.50	1	23,030	0.0	13.01	60.0	583
13.51 - 14.00	1	35,230	0.0	13.90	72.0	489
Total:	1,212	105,560,088	100.0	8.13	81.3	635

Statistical Collateral Summary – Group 1 Collateral

All information on the Mortgage Loans is approximate, includes a portion of the prefunding, and is based off of rolled scheduled balances as of the 12/01/05 cutoff date. Approximately 26.4% of the mortgage loans do not provide for any payments of principal in the first two, three, five or ten years following origination. The final numbers will be found in the prospectus supplement. Thirty-day delinquencies and sixty-day delinquencies will represent less than 1.5% and 0.5% of the Mortgage Loans, respectively. The Original Loan-to-Value (OLTV) ratio displayed in the tables below employs the Combined Loan-to-Value (CLTV) ratio in the case of second liens.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Group 1 - Current Rate (%)	Loans	Balance	Balance	%	%	FICO
4.51 - 5.00	2	427,210	0.1	4.94	57.5	645
5.01 - 5.50	31	7,086,764	2.3	5.38	69.5	668
5.51 - 6.00	153	31,046,590	9.9	5.83	72.2	646
6.01 - 6.50	254	48,430,281	15.4	6.34	76.2	641
6.51 - 7.00	404	66,857,315	21.3	6.82	80.4	636
7.01 - 7.50	333	52,547,632	16.8	7.32	81.9	619
7.51 - 8.00	317	44,816,241	14.3	7.79	84.3	612
8.01 - 8.50	142	19,337,876	6.2	8.28	80.8	587
8.51 - 9.00	142	15,018,678	4.8	8.79	81.3	570
9.01 - 9.50	77	7,357,221	2.3	9.26	81.5	552
9.51 - 10.00	123	7,022,639	2.2	9.78	85.4	587
10.01 - 10.50	80	4,489,085	1.4	10.31	87.2	577
10.51 - 11.00	90	3,510,617	1.1	10.77	89.6	595
11.01 - 11.50	87	2,581,436	0.8	11.32	96.1	599
11.51 - 12.00	94	2,582,369	0.8	11.81	97.2	586
12.01 - 12.50	8	261,898	0.1	12.21	89.2	579
12.51 - 13.00	3	101,330	0.0	12.92	85.4	575
13.51 - 14.00	1	35,230	0.0	13.90	72.0	489
14.01 - 14.50	1	45,100	0.0	14.19	60.0	636
Total:	2,342	313,555,510	100.0	7.33	80.2	621

Group 1 - Current Rate		Total	%		WA
ARM	No of	Scheduled	Scheduled	WAC	OLTV*	WA
(%)	Loans	Balance	Balance	%	%	FICO
4.51 - 5.00	2	427,210	0.2	4.94	57.5	645
5.01 - 5.50	27	6,016,148	2.2	5.39	71.7	655
5.51 - 6.00	141	28,763,571	10.6	5.83	72.8	643
6.01 - 6.50	220	41,974,401	15.5	6.34	76.9	640
6.51 - 7.00	350	58,283,821	21.5	6.82	80.8	635
7.01 - 7.50	292	46,584,763	17.2	7.32	82.8	617
7.51 - 8.00	279	40,337,650	14.9	7.79	84.2	608
8.01 - 8.50	130	18,334,601	6.8	8.27	81.0	587
8.51 - 9.00	133	14,155,645	5.2	8.79	81.3	570
9.01 - 9.50	61	6,611,665	2.4	9.26	81.1	548
9.51 - 10.00	50	4,650,734	1.7	9.77	80.0	546
10.01 - 10.50	28	2,413,376	0.9	10.29	80.3	543
10.51 - 11.00	17	1,408,790	0.5	10.72	76.7	542
11.01 - 11.50	5	380,766	0.1	11.33	79.6	529
11.51 - 12.00	3	184,455	0.1	11.64	77.5	533
12.01 - 12.50	1	49,572	0.0	12.16	70.9	500
14.01 - 14.50	1	45,100	0.0	14.19	60.0	636
Total:	1,740	270,622,268	100.0	7.21	80.0	618

Group 1 - Current Rate		Total	%		WA
Fixed	No of	Scheduled	Scheduled	WAC	OLTV*	WA
(%)	Loans	Balance	Balance	%	%	FICO
5.01 - 5.50	4	1,070,616	2.5	5.36	56.7	746
5.51 - 6.00	12	2,283,019	5.3	5.88	64.4	686
6.01 - 6.50	34	6,455,880	15.0	6.34	71.4	648
6.51 - 7.00	54	8,573,493	20.0	6.86	77.7	648
7.01 - 7.50	41	5,962,869	13.9	7.32	74.9	631
7.51 - 8.00	38	4,478,591	10.4	7.80	85.8	643
8.01 - 8.50	12	1,003,275	2.3	8.30	77.3	577
8.51 - 9.00	9	863,033	2.0	8.89	81.9	574
9.01 - 9.50	16	745,555	1.7	9.32	85.6	590
9.51 - 10.00	73	2,371,905	5.5	9.81	96.0	667
10.01 - 10.50	52	2,075,709	4.8	10.34	95.2	617
10.51 - 11.00	73	2,101,827	4.9	10.81	98.2	631
11.01 - 11.50	82	2,200,671	5.1	11.32	99.0	612
11.51 - 12.00	91	2,397,914	5.6	11.82	98.7	590
12.01 - 12.50	7	212,326	0.5	12.22	93.5	597
12.51 - 13.00	3	101,330	0.2	12.92	85.4	575
13.51 - 14.00	1	35,230	0.1	13.90	72.0	489
Total:	602	42,933,242	100.0	8.05	81.4	638

Statistical Collateral Summary – Aggregate Collateral

All information on the Mortgage Loans is approximate, includes a portion of the prefunding, and is based off of rolled scheduled balances as of the 12/01/05 cutoff date. Approximately 29.9% of the mortgage loans do not provide for any payments of principal in the first two, three, five or ten years following origination. The final numbers will be found in the prospectus supplement. Thirty-day delinquencies and sixty-day delinquencies will represent less than 1.5% and 0.5% of the Mortgage Loans, respectively. The Original Loan-to-Value (OLTV) ratio displayed in the tables below employs the Combined Loan-to-Value (CLTV) ratio in the case of second liens.

Statistical Collateral Summary – Group 1 Collateral

All information on the Mortgage Loans is approximate, includes a portion of the prefunding, and is based off of rolled scheduled balances as of the 12/01/05 cutoff date. Approximately 26.4% of the mortgage loans do not provide for any payments of principal in the first two, three, five or ten years following origination. The final numbers will be found in the prospectus supplement. Thirty-day delinquencies and sixty-day delinquencies will represent less than 1.5% and 0.5% of the Mortgage Loans, respectively. The Original Loan-to-Value (OLTV) ratio displayed in the tables below employs the Combined Loan-to-Value (CLTV) ratio in the case of second liens.

	%			WA	WA			%			WA	WA
	Scheduled	WAC	WA	OLTV*	CLTV	%		Scheduled	WAC	WA	OLTV*	CLTV	%
Product - Total	Balance	%	FICO	%	%	Purchase	Product - Group1	Balance	%	FICO	%	%	Purchase
Fixed Rate First Lien	10.1	7.23	635	75.1	75.8	11.9	Fixed Rate First Lien	10.3	7.13	641	75.6	76.5	6.6
Fixed Rate Second Lien	3.5	10.77	638	99.3	99.3	84.9	Fixed Rate Second Lien	3.3	10.88	632	99.3	99.3	74.3
ARM First Lien	86.4	7.18	619	79.9	84.6	33.2	ARM First Lien	86.3	7.21	618	80	83.6	24
Total:	100	7.31	621	80.1	84.2	32.8	Total:	100	7.33	621	80.2	83.4	23.9